Exhibit 99.1

Ferguson plc: New Corporate Structure to Achieve U.S. Domicile

WOKINGHAM, England—On December 5, 2023, Ferguson plc (the “Company”) announced that it was considering a new corporate structure to domicile the Group’s ultimate parent company in the United States, which would better align the Company’s headquarters and governance with its operations and leadership. Having now fully considered the merits and associated steps needed to achieve such an outcome, the Company’s Board of Directors (the “Board”) has concluded that it would be in the best interests of the Company and its shareholders as a whole to proceed with establishing this new corporate structure.

Transaction Process & Timeline

The new corporate structure would be accomplished through a merger process by which the Company would become a direct wholly owned subsidiary of a new Delaware corporation (“US TopCo”). US TopCo would list its common stock on both the New York Stock Exchange (“NYSE”) (primary) and London Stock Exchange (“LSE”) (secondary). Shareholders of the Company would receive one new US TopCo share for each Company share held as of the business day preceding the transaction effective date.

No additional equity would be raised by US TopCo as part of the transaction.

The transaction will require filings, or registration, with US, UK and Jersey regulators, and shareholders of the Company will be asked to vote at a special meeting to approve it and on other ancillary matters. Pursuant to the Company’s Articles of Association and Jersey law, at least two-thirds of the total votes cast by shareholders will be required to approve the transaction.

The overall timeline for the transaction is expected to be:

•	Mid/Late April 2024: Proxy Statement and Notice of Meeting issued to shareholders

•	Late May 2024: Special meeting of shareholders held in London

•	August 1, 2024: Effective date of the transaction; Company shares exchanged for US TopCo shares; US TopCo shares begin trading on the NYSE and LSE

No action is needed by shareholders at this time.

Natural Next Step

Since 2019, the Board has considered North America to be the best long-term location for Ferguson and has worked methodically and transparently with shareholders on this transformative journey, creating an additional listing on the NYSE in 2021, and then moving the Company’s primary listing from London to New York in 2022. During this period, over two-thirds of our shareholding base has become American, and the Company achieved U.S. domestic status under Securities and Exchange Commission (“SEC”) rules as of August 1, 2023.

The Board believes that the establishment of US TopCo is the next natural step and will simplify the Company’s corporate governance requirements.

The Board also does not foresee any material downsides to making this change. Tax reforms in the UK and Switzerland relating to global minimum tax policies are already expected to reduce the benefit of our current structure, such that the Company’s adjusted effective tax rate (“AETR”) for the fiscal year ending July 31, 2025 would be approximately 26%. The Board considers any tax impacts of establishing US TopCo, which will have a US tax domicile, to be immaterial to that prospective AETR and the Company’s financial results as a whole.

Additional Information Forthcoming

More specific details about the transaction and any expected impacts on the Company and its shareholders will be provided later in the US registration statement, which will include a proxy statement for the special meeting, and the UK prospectus.

The Company expects to provide a progress update on the transaction on March 5, 2024 in connection with its Q2 earnings release and conference call.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the US Securities Act of 1933, as amended.

In connection with the transaction described herein, US TopCo and the Company intend to file relevant materials with the SEC, including, among other filings, a US TopCo registration statement on Form S-4 that will include a proxy statement of the Company that also constitutes a prospectus of US TopCo, and a definitive proxy statement/prospectus, which will be mailed to shareholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by US TopCo or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by US TopCo or the Company will be available free of charge on Company’s website at corporate.ferguson.com under the tab “Investors” and under the heading “Financial Information” and subheading “SEC Filings” or by contacting the Company’s Company Secretary in writing by mail at 1020 Eskdale Road, Winnersh Triangle, Wokingham, Berkshire, RG41 5TS, United Kingdom; by email at investor@ferguson.com; or by telephone at +44 (0) 118 927 3800.

Certain Information Regarding Participants

The Company, US TopCo, and their respective directors and executive officers may be considered participants in the solicitation of proxies from the shareholders of the Company in connection with the transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended July 31, 2023, which was filed with the SEC on September 26, 2023 and its proxy statement for its 2023 annual general meeting, which was filed with the SEC on October 17, 2023, and its Current Report on Form 8-K, which was filed with the SEC on January 12, 2024. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Information about the directors and executive officers of the Company and US TopCo and other information regarding the potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Company Secretary at the Company as described above.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this announcement is forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the process and timetable for the transaction and the benefits of the new corporate structure. Forward-looking statements cover all matters which are not historical facts and speak only as of the date on which they are made. Forward-looking statements can be identified by the use of forward-looking terminology such as “intend,” “will,” “plan,” “would,” “believe,” “expect,” “anticipate,” “may” or other variations or comparable terminology. Many factors could cause actual results to differ materially from those in such forward-looking statements, including, but not limited to: the transaction may be delayed, cancelled, suspended or terminated; the conditions to the completion of the transaction, including shareholder approval, may not be satisfied; the benefits of the transaction may not be realized; weakness in the economy, market trends, uncertainty and other conditions in the markets in which we operate, and other factors beyond our control, including disruption in the financial markets and any macroeconomic or other consequences of political unrest, disputes or war; failure to rapidly identify or effectively respond to direct and/or end customers’ wants, expectations or trends, including costs and potential problems associated with new or upgraded information technology systems or our ability to timely deploy new omni-channel capabilities; unsuccessful execution of our operational strategies; changes in, interpretations of, or compliance with tax laws in the US, the UK, Switzerland or Canada; adverse impacts caused by a public health crisis; and other risks and uncertainties set forth under the heading “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on September 26, 2023, and in other filings we make with the SEC in the future. Forward-looking statements regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. Other than in accordance with our legal or regulatory obligations, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Investor Inquiries

Brian Lantz

Vice President, IR and Communications

+1 224 285 2410

Brian.lantz@ferguson.com

Pete Kennedy

Director, Investor Relations

+1 757 603 0111

Peter.kennedy@ferguson.com

Media Inquiries

Christine Dwyer

Senior Director, Communications and Public Relations

+1 757 469 5813

Christine.dwyer@ferguson.com